UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

KANSAS CITY SOUTHERN

(Exact name of company as specified in its charter)

DELAWARE	1-4717	44-0663509
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

427 West 12th Street, Kansas City, Missouri 64105

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(816) 983 - 1303

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2017, at the Annual Meeting of Stockholders (the “2017 Annual Meeting) of Kansas City Southern (the “Company”), the Company’s stockholders approved the Kansas City Southern 2017 Equity Incentive Plan (the “2017 Plan”). The Board and its Compensation and Organization Committee had previously adopted the Plan, subject to stockholder approval, on January 26, 2017, and February 17, 2017, respectively.

The 2017 Plan is to be administered by a committee of the Board of Directors of the Company consisting of two or more outside directors (the “Committee”). The Committee is authorized to grant awards to employees and consultants of the Company and its affiliates. Awards may also be granted to non-employee directors by action of the full Board of Directors. The terms of the awards will be specified in award agreements and will be consistent with the provisions of the 2017 Plan. The 2017 Plan authorizes grants of non-qualified stock options, incentive stock options, restricted shares, restricted stock units, bonus shares, stock appreciation rights, performance units, performance shares, deferred stock and other stock-based awards. Subject to certain adjustments authorized to prevent dilution or enlargement of benefits, an aggregate of 3,750,000 shares of the Company’s common stock may be issued under the 2017 Plan. A description of the 2017 Plan is included as part of Proposal 3 in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities Exchange Commission on April 4, 2017 (the “Proxy Statement”) and is incorporated herein by reference. The description of the 2017 Plan as set forth above and in the Proxy Statement is qualified in its entirety by reference to the full text of the 2017 Plan.

A copy of the 2017 Plan, along with the form of Restricted Stock Award agreement approved by the Compensation Committee of the Company’s Board of Directors to be used for grants under the 2017 Plan, are attached to this report as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 5.07	Submission of Matters to Vote of Security Holders.

At the 2017 Annual Meeting of Stockholders of the Company held on May 4, 2017, the proposals listed below were submitted to a vote of the stockholders. The proposals are described in the Company’s definitive proxy statement for the 2017 Annual Meeting previously filed with the Securities and Exchange Commission on April 4, 2017.

Proposal 1 – Election of eight directors

The following nominees for the Board of Directors of the Company were elected to hold office until the Annual Meeting of Stockholders of the Company in 2018:

Nominee: Lu M. Cordova

For	Against	Abstain	Broker Non-Vote
84,766,942	1,062,933	64,844	8,807,238

Nominee: Robert J. Druten

For	Against	Abstain	Broker Non-Vote
83,348,326	2,481,678	64,715	8,807,238

Nominee: Terrence P. Dunn

For	Against	Abstain	Broker Non-Vote
82,972,286	2,859,973	62,460	8,807,238

Nominee: Antonio O. Garza, Jr.

For	Against	Abstain	Broker Non-Vote
85,515,760	307,029	71,930	8,807,238

Nominee: David Garza-Santos

For	Against	Abstain	Broker Non-Vote
83,818,614	2,009,694	66,411	8,807,238

Nominee: Thomas A. McDonnell

For	Against	Abstain	Broker Non-Vote
83,148,260	2,679,679	66,780	8,807,238

Nominee: Patrick J. Ottensmeyer

For	Against	Abstain	Broker Non-Vote
85,268,510	558,855	67,354	8,807,238

Nominee: Rodney L. Slater

For	Against	Abstain	Broker Non-Vote
82,324,897	3,503,095	66,727	8,807,238

Proposal 2 – Ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2017.

Company stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2017 as set forth below:

For	Against	Abstain
93,496,695	1,119,585	85,677

Proposal 3 – Approval of the Kansas City Southern 2017 Equity Incentive Plan.

Company stockholders approved the Company’s 2017 Equity Incentive Plan as set forth below:

For	Against	Abstain	Broker Non-Vote
82,727,365	3,059,205	108,149	8,807,238

Proposal 4 – Advisory (non-binding) vote approving the 2016 compensation of the Company’s Named Executive Officers.

Company stockholders cast their votes with respect to the advisory (non-binding) vote approving the 2016 compensation of the Company’s Named Executive Officers as set forth below:

For	Against	Abstain	Broker Non-Vote
53,249,428	32,360,398	284,893	8,807,238

Proposal 5 – Advisory Vote on the frequency of holding an advisory vote on executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
74,275,448	193,961	11,306,996	118,314	8,807,238

Consistent with the voting results for Proposal 5, the Company decided to conduct future advisory votes on the Company’s executive compensation once every year until the next required advisory vote on the frequency of the advisory vote on the Company’s executive compensation.

Proposal 6 – Stockholder proposal requesting amendments to the Company’s proxy access bylaw provision.

Company stockholders did not approve the proposal as set forth below:

For	Against	Abstain	Broker Non-Vote
24,653,501	60,989,799	251,419	8,807,238

Item 7.01	Regulation FD Disclosure

In a news release dated May 5, 2017, the Company announced the results of its 2017 Annual Meeting of Stockholders. A copy of the news release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Kansas City Southern 2017 Equity Incentive Plan

10.2	Form of Restricted Stock Award Agreement

99.1	News release dated May 5, 2017, issued by Kansas City Southern entitled “KCS Holds Annual Meeting of Stockholders, Elects Eight Directors and Announces Preferred and Common Dividends.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

May 9, 2017	By:	/s/ Adam J. Godderz
	Name:	Adam J. Godderz
	Title:	Vice President & Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Kansas City Southern 2017 Equity Incentive Plan

10.2	Form of Restricted Stock Award Agreement

99.1	News release dated May 5, 2017, issued by Kansas City Southern entitled “KCS Holds Annual Meeting of Stockholders, Elects Eight Directors and Announces Preferred and Common Dividends.”